Exhibit 99.1

Destination XL Group Provides Update on Pending Merger with FullBeauty Brands

CANTON, Mass., June 03, 2026 – Destination XL Group, Inc. (“DXL”) (NASDAQ: DXLG), the leading integrated commerce retailer of Big + Tall men’s clothing and shoes, today announced that its Board of Directors has reevaluated the previously announced merger of equals between DXL and FBB Holdings I, Inc. ("FullBeauty") and is engaging with FullBeauty in constructive discussions to determine the best path forward.

As part of its ongoing fiduciary duties to DXL’s stockholders, the DXL Board, with the assistance of external financial and legal advisors, has conducted a comprehensive reevaluation of the merger. The Board continues to believe in the industrial logic of the combination. However, given the increasingly challenging consumer environment since the execution of the merger agreement in December 2025 and FullBeauty’s indebtedness, the Board believes that the existing terms of the merger agreement are not in the best interests of DXL stockholders.

“The DXL Board of Directors is committed to creating stockholder value and taking actions that are in the best interests of DXL and its stockholders,” said Lionel Conacher, Chairman of the Board of DXL. “Our objective is to determine the path forward that best positions DXL and its stockholders for future success.”

First Quarter Fiscal 2026 Results

In a separate press release issued today, DXL announced its First Quarter Fiscal 2026 financial results. To access the earnings release, please visit (https://investor.dxl.com). President and Chief Executive Officer Harvey Kanter and Executive Vice President, Chief Financial Officer and Treasurer Peter Stratton will host a conference call at 9:00 a.m. ET to discuss the results. Participants can join by conference call or webcast.

Advisors

Guggenheim Securities, LLC is acting as financial advisor to DXL, Greenberg Traurig, LLP is acting as its legal advisor and Joele Frank, Wilkinson Brimmer Katcher is serving as its strategic communications advisor.

About Destination XL Group, Inc.

Destination XL Group, Inc. is the leading retailer of Men’s Big + Tall apparel that provides the Big + Tall man the freedom to choose his own style. Subsidiaries of Destination XL Group, Inc. operate DXL Big + Tall retail and outlet stores and Casual Male XL retail and outlet stores throughout the United States, and an e-commerce website, DXL.COM, and mobile app, which offer a multi-channel solution similar to the DXL store experience with the most extensive selection of online products available anywhere for Big + Tall men. DXL is headquartered in Canton, Massachusetts, and its common stock is listed on the Nasdaq Global Market under the symbol "DXLG." For more information, please visit DXL’s investor relations website: https://investor.dxl.com.

Important Information about the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) between DXL and FullBeauty. In connection with the Merger, DXL intends to file a proxy statement (the “Proxy Statement”), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the Merger. Investors and security holders are advised to read the Proxy Statement when it becomes available (and any other documents filed with the Securities and Exchange Commission (the “SEC”) in connection with the Merger or incorporated by reference into the Proxy Statement) because such documents will contain important information regarding the Merger and related matters. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing DXL’s website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.

Participants in the Solicitation

DXL and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about DXL’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DXL’s Annual Report on Form 10-K/A, which was filed with the SEC on May 26, 2026, including under the headings “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Security Ownership of Management.” To the extent holdings of DXL Common Stock by the directors and executive officers of DXL have changed from the amounts of DXL Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC, including the Form 4s filed by each of the non-executive directors on August 6, 2025, the Form 4s filed by each of the executive officers on September 3, 2025, the Form 4s filed by each of the non-executive directors on November 5, 2025, the Form 4s filed by each of the non-executive directors on February 4, 2026, the Form 4s filed by each of the executive officers on April 3, 2026 and the Form 4s filed by each of the non-executive directors on May 6, 2026.

FBB and its chief executive officer may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about FBB and its chief executive officer can be found in the Form 8-K filed by DXL with the SEC on December 11, 2025.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement regarding the Merger when it becomes available. Free copies of this document may be obtained as described above.

Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

These forward-looking statements, including statements regarding engagement with FullBeauty in discussions to determine the best path forward; the Board’s belief in the industrial logic of the combination; the Board’s belief that given the increasingly challenging consumer environment since the execution of the merger agreement in December 2025 and FullBeauty’s indebtedness, the existing terms of the merger agreement are not in the best interests of DXL stockholders; the commitment of the DXL Board of Directors to creating stockholder value and taking actions that are in the best interests of DXL and its stockholders; and DXL’s objective to determine the path forward that best positions DXL and its stockholders for future success, are based on current expectations, estimates and beliefs of DXL management. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “seeks” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. With respect to any such forward-looking statements, DXL claims the protection provided for in the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These forward-looking statements could be affected by factors including, without limitation, the risks and factors detailed in reports filed with the SEC by DXL from time to time, including those discussed under the heading “Risk Factors” in DXL’s most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. DXL does not undertake any duty to update any forward-looking statements contained herein, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Investor Relations Contact:

investor.relations@dxlg.com
(603) 933-0541

Destination XL Group Media Contact:

Aaron Palash / Michael Reilly / Carly King
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449